UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    March 22, 2007
(Date of earliest event reported)

PlanGraphics, Inc.
(Name of registrant as specified in its charter)

Colorado	0-14273	84-0868815
(State of Incorporation	Commission File Number	IRS Employer
Identification No.

112 East Main Street, Frankfort, KY 40601
Address of principal executive offices    (Zip Code)

Registrant’s telephone number, including area code: (720) 851-0716

_________________________________________
(Former Name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment.

On March 22, 2007, Raymund E. O’Mara notified the President & CEO of PlanGraphics, Inc. of his retirement from the Company’s board of directors. His email notification is provided at Exhibit 99.1. At the time of his retirement he was the audit committee and the compensation committee.

The Company intends to fill the Board of Directors vacancies in the future.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANGRAPHICS, INC.

March 27, 2007

By: /s/ Fred Beisser Frederick G. Beisser, Senior Vice President – Finance, Secretary, Treasurer and Principal Accounting Officer